UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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TORRID HOLDINGS INC.
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Your Vote Counts! TORRID HOLDINGS INC. 2026 Annual Meeting Vote by June 1, 2026 11:59 PM ET. For shares held in a Plan, vote by May 30, 2026 11:59 PM ET. TORRID HOLDINGS INC. 18501 E SAN JOSE AVE CITY OF INDUSTRY CALIFORNIA 91748 V90401-P49781 You invested in TORRID HOLDINGS INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 2, 2026. Get informed before you vote View the notice of Annual Meeting, the Proxy Statement and our fiscal year 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 2, 2026 9:00 AM PT Company Headquarters 18501 East San Jose Avenue City of Industry, California 91748 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. DIRECTOR NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING AT THE FISCAL YEAR 2029 ANNUAL MEETING. Nominees: 1a. Theophlius Killion For 1b. Michael A. Shaffer For 2. ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY'S NAMED EXECUTIVE OFFICERS. For 3. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JANUARY 30, 2027. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V90402-P49781